1838 INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

TO THE SHAREHOLDER:

Fiscal 1998 has been a volatile period for capital markets around the world. What started as a currency crisis in Thailand turned into currency, economic and political crises throughout most of the developing markets, with negative impact on global growth and global equity markets. The 1838 International Equity Fund showed a total return of 6.90% during the fiscal year ending October 31, 1998. The Fund lagged the Morgan Stanley Capital International Europe, Australia and Far East (EAFE) Index, which had a total return of 9.6% during this period. The total return of the Fund takes into account a distribution of $ 0.67 per share for net investment income and realized capital gains. The Fund commenced operations in August 1995 and hence has a record of more than three years. Since inception, the annualized total return through October 1998 for the Fund was 8.99% compared with 6.1% for the EAFE benchmark.

In the performance table below, you will see the total returns during the fiscal year for the EAFE and for the important overseas regions. While these numbers show that returns varied considerably between regions, they understate the volatility during the year, which was particularly pronounced in the emerging markets and industries with exposure to these markets, such as banks, capital goods producers and airlines.

      [In the printed version of the document, a line graph appears which depicts the following plot points:]


               1838 International Equity Fund     EAFE
8/3/95                     10000                  10000
Oct-95                      9610                   9548
Apr-96                     10824                  10823
Oct-96                     10489                  10563
Apr-97                     11381                  10740
Oct-97                     12087                  11078
Apr-98                     14173                  12784
Oct-98                     12892                  12146


* Past performance of the portfolio is not predictive of future performance. The 1838 International Equity Fund commenced operations on August 3, 1995.

In Europe, the markets rallied through July for a gain of over 35% in the MSCI Europe index, after which a severe correction followed in August which lasted into the first days of October. During the correction, earlier optimism based on corporate mergers, restructuring and low interest rates gave way to caution over cuts in global growth forecasts, losses in emerging markets and a lower dollar. We kept the exposure of the Fund close to the EAFE index weighting,

1838 INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
which was over 70% during the year. The UK overtook Japan as the largest market in the EAFE index and the Fund. In relative terms, we emphasized the Swiss, German, Dutch, French and Finnish markets during the year.

The Japanese market disappointed again at a (14.6)% total return for the MSCI Japan index. The Fund kept an exposure to Japan, which was below EAFE weighting, initially emphasizing Japanese exporters. Near the end of the year, this investment strategy suffered from a shift in the market to domestic industries such as construction, banks and utilities, because of the unexpected strengthening of the Yen.

We have added a few stocks that we believe exhibit potential for long-term growth in Japan even if the economic growth remains slow.

In Asia, outside Japan and other emerging markets, we scaled back the exposure as we felt that the road to recovery would take several years. Over the past weeks, we have however made a new investment again in Korea, and shortly after the fiscal year ended, in China.

The competitive situation of some Asian companies appears to have been restored as a result of last year's currency devaluations (more recently again versus the Yen), and during this summer, more stable currencies and lower interest rates.

Over the last few months, markets in the Far East have rallied strongly, outperforming the EAFE and US equity indices, even while signs of economic turmoil were still abundant. While currency and economic crises resulted in last year's overseas equity benchmark performing below the U.S. market return, we believe that owning a diversified portfolio of blue chip international stocks, as represented in the 1838 International Equity Fund, may help diversify your overall portfolio and may help you achieve your long-term objectives.

Total returns in dollars for 12 months ended October 31, 1998:

                                                                           MCSI           Fund Allocation
                                                                    Stock Market Index       10/31/98
                                                                    ------------------    ---------------
EAFE.............................................................            9.6%                 --
Europe...........................................................           23.1%               74.8%
Japan............................................................          (14.6)%              15.0%
Pacific except Japan.............................................          (12.3)%               2.6%
Emerging markets.................................................          (31.4)%               3.4%

                                         Sincerely,

                                         /s/ Hans van den Berg
                                         ----------------------------------
                                         Hans van den Berg
                                         Vice President & Portfolio Manager

1838 INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                                                                               Value
                                                                                             Shares          (Note 2)
                                                                                            ---------       -----------
COMMON STOCK -- 94.62%

AUSTRALIA -- 1.18%
  News Corp. Ltd-ADR                            Multimedia.......................              25,000       $   682,813
                                                                                                            -----------
FINLAND -- 3.20%
  Nokia Corp. ADR                               Telecommunications/Equipment.....              15,000         1,395,938
  Raisio Group plc                              Food-Misc/Diversified............              34,000           458,885
                                                                                                            -----------
                                                                                                              1,854,823
                                                                                                            -----------
FRANCE -- 10.18%
  Accor                                         Lodging..........................               2,500           525,032
  Alcatel Alsthom                               Telecommunications/Equipment.....               4,500           501,278
  AXA, Inc.                                     Insurance........................               8,500           960,625
  Cap Gemini                                    IT Services......................               7,000         1,051,864
  Lafarge                                       Cement...........................               7,500           766,628
  Schlumberger, Ltd.                            Exploration Services.............              10,000           525,000
  Societe Generale                              Banking & Financial Services.....               4,834           639,395
  Total S.A. (B Shares)                         Oil & Gas Exploration............               8,000           922,833
                                                                                                            -----------
                                                                                                              5,892,655
                                                                                                            -----------
GERMANY -- 12.04%
  Daimler                                       Automobile Manufacturer..........               7,100           559,569
  Deutsche Lufthansa AG                         Airlines.........................              35,000           760,824
  GEA AG                                        Engineering......................              28,000           715,174
  Henkel KGAA                                   Chemicals........................              12,000           949,218
  Mannesmann AG                                 Machinery/Telecommunications.....              10,000           984,240
  Mobilcom AG                                   Telecommunications...............               5,000         1,452,207
  SAP ADR                                       Software.........................              20,000           843,750
  Volkswagen AG, Preferred                      Automobile Manufacturer..........              15,000           704,668
                                                                                                            -----------
                                                                                                              6,969,650
                                                                                                            -----------
HONG KONG -- 2.20%
  China Resources Enterprise, Ltd.              Real Estate......................             200,000           267,242
  Citic Pacific, Ltd.                           Holding Company..................              90,000           221,346
  HSBC Holdings                                 Financial Services...............              21,125           484,093
  Huaneng Power Int'l., Inc. ADR *              Electric Utilities...............              22,000           302,500
                                                                                                            -----------
                                                                                                              1,275,181
                                                                                                            -----------
INDIA -- 0.41%
  Videsh Sanchar Nigam, Ltd. GDR                Telecommunications...............              25,000           237,500
                                                                                                            -----------

                       See notes to financial statements.

1838 INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS -- CONTINUED                            OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                                                                               Value
                                                                                             Shares          (Note 2)
                                                                                            ---------       -----------
INDONESIA -- 0.00%
  PT Bank Int'l.                                Banking..........................                 420       $         5
                                                                                                            -----------

IRELAND -- 1.20%
  Allied Irish Banks                            Banking..........................               8,000           694,500
                                                                                                            -----------

ITALY -- 5.14%
  ENI                                           Oil Refining.....................              10,000           607,500
  Telecom Italia Mobil SPA                      Telecommunications...............             200,000         1,161,640
  Unicredito Italiano SPA                       Banking..........................             225,000         1,208,643
                                                                                                            -----------
                                                                                                              2,977,783
                                                                                                            -----------

JAPAN -- 14.84%
  Advantest Corp.                               Electronics......................               6,930           437,115
  Aiful Corp.                                   Consumer Finance.................              11,000           512,587
  CSK                                           Computer Services................              30,000           503,061
  EISAI                                         Medical-Drugs....................              40,000           627,497
  Fuji Photo Film                               Photo Film Manufacturer..........              13,000           477,750
  Fujitsu Support & Service                     Computer Services................               5,000           251,016
  Honda Motor Corp.                             Automobile Manufacturer..........              16,000           480,577
  KAO Corp.                                     Household Goods..................              80,000         1,620,232
  Mineba Co.                                    Bearings Manufacturer............             100,000           939,700
  Nintendo Company, Ltd.                        Entertainment....................              14,000         1,184,623
  Nomura Securities Co.                         Securities Broker................              37,000           279,421
  NTT Mobile Telecommunications                 Telephone........................                  10           361,291
  TDK Corp                                      Electronic Components............               8,000           527,262
  Toppan Forms                                  Printing.........................              25,000           383,604
                                                                                                            -----------
                                                                                                              8,585,736
                                                                                                            -----------

MEXICO -- 0.70%
  Panamerican Beverages (A Shares)              Bottling.........................              20,000           405,000
                                                                                                            -----------

NETHERLANDS -- 7.10%
  Aeogon N.V.                                   Insurance........................               7,000           607,571
  Akzo N.V.                                     Chemicals........................              16,000           621,975
  ING Group, N.V.                               Financial Services...............              20,000           968,087
  Phillips Electronics N.V.                     Electronics......................              10,000           548,750
  The Unilever Group                            Consumer Products................              10,000           752,500
  Vedior CVA                                    Human Resources..................              24,000           611,694
                                                                                                            -----------
                                                                                                              4,110,577
                                                                                                            -----------

                       See notes to financial statements.

1838 INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS -- CONTINUED                            OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                                                                               Value
                                                                                             Shares          (Note 2)
                                                                                            ---------       -----------
PORTUGAL -- 0.75%
  BPI-SGPS S.A.                                 Banking..........................              14,000       $   429,666
                                                                                                            -----------

SPAIN -- 3.02%
  Corp Bancaria De Espana-Argentina             Banking..........................              30,000           651,593
  Telefonica de Espana ADR                      Telecommunication Equipment......               8,000         1,095,500
                                                                                                            -----------
                                                                                                              1,747,093
                                                                                                            -----------

SOUTH KOREA -- 1.33%
  Pohang Iron & Steel                           Steel Producer...................              14,000           769,254
                                                                                                            -----------

SWEDEN -- 3.74%
  Electrolux AB                                 Appliances.......................              57,000           856,808
  Nordbanken Holdings AB                        Banking..........................              90,000           538,839
  Telefonkatiebolaget LM Ericsson ADR           Telecommunication Equipment......              34,000           769,250
                                                                                                            -----------
                                                                                                              2,164,897
                                                                                                            -----------

SWITZERLAND -- 10.65%
  Adecco S.A.                                   Business Services................               2,500           997,045
  Ciba Specialty Chemicals AG*                  Chemicals........................               6,000           615,952
  Nestle S.A. ADR                               Food Processing..................              11,300         1,201,690
  Novartis AG (Bearer Shares)                   Pharmaceuticals..................                 426           767,053
  Roche Holding AG Genuss                       Pharmaceuticals..................                  70           816,840
  UBS AG                                        Banking..........................               2,000           548,745
  Zurich Allied AG                              Insurance........................               2,000         1,215,658
                                                                                                            -----------
                                                                                                              6,162,983
                                                                                                            -----------

TAIWAN -- 0.94%
  Taiwan Semiconductor Manufacturing Co.        Electronics......................              36,250           541,484
                                                                                                            -----------

UNITED KINGDOM -- 16.00%
  Barratt plc                                   Building & Construction..........             200,000           768,715
  Bass plc                                      Brewery..........................              60,000           727,516
  British Aerospace plc                         Aerospace........................             172,000         1,264,579
  British Petroleum Co plc                      Oil..............................              65,000           959,596
  Glaxo Wellcome plc ADR                        Pharmaceuticals..................              13,000           809,250
  Kingfisher plc                                Retail Department Stores.........             110,838           967,118
  Lloyds TSB Group plc                          Banking..........................              55,209           683,294
  Prudential Group plc                          Insurance........................              65,000           852,370

                       See notes to financial statements.

1838 INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS -- CONTINUED                            OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                                                                               Value
                                                                                             Shares          (Note 2)
                                                                                            ---------       -----------
UNITED KINGDOM -- (CONTINUED)
  Siebe plc                                     Machinery Manufacturer...........             212,000       $   883,185
  Thompson Travel Group ORD                     Travel...........................             225,000           538,854
  Vodafone Group plc ADR                        Telecommunications...............               6,000           807,750
                                                                                                            -----------
                                                                                                              9,262,227
                                                                                                            -----------

TOTAL INVESTMENTS (Cost $49,490,009)+ -- 94.62%......................................................       $54,763,827

OTHER ASSETS AND LIABILITIES, NET -- 5.38%...........................................................         3,111,078
                                                                                                            -----------

NET ASSETS -- 100.00%................................................................................       $57,874,905
                                                                                                            ===========

* Non-income producing security.

+ The cost for federal income tax purposes was $49,490,009. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $10,198,066 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $4,924,248.

ADR -- American Depository Receipt

GDR -- Global Depository Receipt

                       See notes to financial statements.

1838 SMALL CAP EQUITY FUND

--------------------------------------------------------------------------------

TO THE SHAREHOLDER:

For the fiscal year ending October 31, 1998, the 1838 Small Cap Equity Fund demonstrated a -15.33% return versus a -11.8% return for its small cap benchmark, the Russell 2000 Index. The Fund's fiscal year encompassed a period of high volatility with the first half providing a strong 17.6% return versus an 11.8% return for the benchmark. During the second half of the fiscal year, problems on the world stage caused substantial disarray in the financial markets and led to a -26.5% return for the Fund, compared to -21.1% for the Russell 2000. The end of the Fund's fiscal year coincided closely with the conclusion of the equity market correction.

      [In the printed version of the document, a line graph appears which depicts the following plot points:]



                      1838 Small Cap Equity Fund     Russell 2000 Index
Initial value                10000                        10000
Oct-96                        9570.81                      9972.92
Oct-97                       13198.18                     12898.86
Oct-98                       11174.9                      11365.45



* Past performance of the portfolio is not predictive of future performance. The 1838 Small Cap Equity Fund commenced operations on June 17, 1996.

What happened during this period of high volatility is really rather simple. During the first half, investors operated comfortably with the notion that the economic expansion which had begun in the early 1990s was still on course, despite serious problems observed elsewhere in the world. During the second half, almost to the precise dates, fears multiplied rapidly as to whether or not the U.S. economy would be substantially impacted by the aforementioned problems in the rest of the world. The snap conclusion was that it would indeed be impacted and that a recession would be the inevitable result. As it turns out, those fears seem not to have been well-founded.

The real story in the U. S. equity markets resided in the stocks of large U.S. multinationals whose products are typically household names. Simply speaking, the bigger a company was the better it tended to perform in the markets. During August the S&P 500 Index sold at a premium valuation of about 25x trailing twelve months earnings, while the Russell 2000 Index was priced at 18x earnings. At the same time the aggregate price to earnings multiple for the 1838 Small Cap Equity Fund was less than 15x. In the seven quarters since the beginning of 1997, however, the aggregate earnings growth of small cap companies has exceeded that of their large caps brethren by nearly 50%. It appears, therefore, that stocks of smaller companies have underperformed not because of inferior results in recent periods, but because investors have felt more comfortable with the larger and more familiar names, evidently, regardless of valuations.

1838 SMALL CAP EQUITY FUND

--------------------------------------------------------------------------------

Within the small cap universe, leadership throughout the year resided in the technology (especially Internet) areas as well as in the banking sector. Generally, the Fund's portfolio is restricted from investing heavily in the technology leadership sector due to high valuations, which contradicts the strict valuation criteria to which the Fund adheres. Additionally, the Fund has de-emphasized the banking sector for new commitments over the last year, again due to high historic valuations. The 1838 Small Cap Equity Fund did, however, enjoy some notable successes during its fiscal year, especially during the first half. For example, the portfolio made substantial profits in the airline sector and benefited from several corporate takeovers, which tend to occur with some regularity in the value style utilized in managing the Fund.

At the end of the 1998 fiscal year, the 1838 Small Cap portfolio was comprised of many small companies whose valuations remain cheap yet have better than average prospects. Additionally, the following summary characteristics of all the companies held in the Fund were calculated and compared with those of the Russell 2000 Index. The results are interesting.

                                                                     Summary Characteristics*
                                               --------------------------------------------------------------------
                                                                                           Average       Average
                                                 Average       Average      EPS Growth    Return on     Debt/Total
                                               Market Cap**   P/E Ratio      5 years        Equity     Capitalization
                                               ------------  ------------  ------------  ------------  ------------
1838 Small Cap Fund..........................    $331 MM        11.3x         24.0%         17.2%         31.7%
Russell 2000 Index...........................    $500 MM        15.5x         16.0%         14.3%         38.7%

 * This chart represents the characteristics of the Fund's portfolio at October 31, 1998.
** 1838 measures market float (excluding closely held shares) only in calculating equity capitalization for the Fund's holdings.

At the end of October 1998, the stocks of small companies were cheap, especially when compared with large cap indices like the S&P 500, which had a P/E ratio of 24x. What does the chart above tell us about the Fund's portfolio? It says that the stocks held therein are relatively cheap by virtually all measures. Additionally, it indicates that the portfolio continues to employ the disciplined style which it has consistently maintained and rigorously applied. Unfortunately, that style in recent months has not delivered the results which should accrue to the collection of companies whose aggregate valuations and prospects are as compelling as theirs are. Additionally, the valuation discrepancy between small and large companies is at an historic extreme. History suggests that such disparities shouldn't persist indefinitely.

                                         Sincerely,


                                         /s/ Edwin B. Powell
                                         -------------------------
                                         Edwin B. Powell
                                         Vice President & Portfolio Manager

1838 SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                                                                               Value
                                                                                               Shares         (Note 2)
                                                                                              ---------     ------------
COMMON STOCK -- 89.27%

BASIC MATERIALS AND MANUFACTURING -- 20.26%
  Homebuilders -- 1.70%
    Engle Homes...........................................................................       17,800     $    229,175
    Toll Brothers, Inc.*..................................................................       18,500          428,969
                                                                                                            ------------
                                                                                                                 658,144
                                                                                                            ------------
  Retail Building Materials -- .96%
    Building Materials Holding Corp.*.....................................................       33,315          370,612
                                                                                                            ------------
  Chemical & Allied Products -- 1.91%
    General Chemical Group, Inc...........................................................       22,285          396,952
    OM Group, Inc.........................................................................       10,500          342,563
                                                                                                            ------------
                                                                                                                 739,515
                                                                                                            ------------
  Electronic Materials & Manufacturing -- 1.45%
    Belden, Inc...........................................................................       10,700          155,819
    General Cable Corp....................................................................       20,450          403,888
                                                                                                            ------------
                                                                                                                 559,707
                                                                                                            ------------
  Misc. Containers & Packaging -- 3.11%
    Shorewood Packaging Corp..............................................................       30,650          490,400
    Silgan Holdings, Inc..................................................................       14,100          352,500
    US Can Corp.*.........................................................................       22,365          360,636
                                                                                                            ------------
                                                                                                               1,203,536
                                                                                                            ------------
  Misc. Manufacturing Industries -- 1.37%
    Velcro Industries N.V.................................................................        4,380          527,790
                                                                                                            ------------
  Printing & Publishing -- 4.15%
    American Bank Note Holographics*......................................................       27,000          254,813
    Journal Register Co...................................................................       15,400          247,363
    Valassis Communications, Inc..........................................................       15,100          602,113
    World Color Press, Inc.*..............................................................       16,400          498,150
                                                                                                            ------------
                                                                                                               1,602,439
                                                                                                            ------------
  Steel & Aluminum Products -- .48%
    Quanex Corp...........................................................................       10,900          183,938
                                                                                                            ------------
  Textiles & Apparel -- 5.13%
    Dan River, Inc.*......................................................................       28,300          245,856
    Galey & Lord, Inc.*...................................................................       11,600          158,050
    Gerber Childrenswear*.................................................................       20,250          172,125
    Guilford Mills, Inc...................................................................       20,300          253,750
    Maxwell Shoe Company*.................................................................       19,800          232,650

                       See notes to financial statements.

1838 SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS -- CONTINUED                            OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                                                                               Value
                                                                                               Shares         (Note 2)
                                                                                              ---------     ------------
  Textiles & Apparel -- Continued
    Quiksilver, Inc.*.....................................................................       18,200          376,513
    Tarrant Apparel Group*................................................................          500            9,438
    Tropical Sportswear International*....................................................       26,700          534,000
                                                                                                            ------------
                                                                                                               1,982,382
                                                                                                            ------------
      TOTAL BASIC MATERIALS & MANUFACTURING...............................................                     7,828,063
                                                                                                            ------------
CONSUMER PRODUCTS -- 25.30%
CONSUMER STAPLES -- 7.56%
  Food & Beverage -- 3.11%
    M & F Worldwide Corp..................................................................       26,400          262,350
    Smithfield Foods, Inc.*...............................................................       27,500          539,688
    Sylvan, Inc.*.........................................................................       29,880          399,645
                                                                                                            ------------
                                                                                                               1,201,683
                                                                                                            ------------
  Manufacturing & Distribution -- 4.04%
    American Safety Razor Co.*............................................................       17,330          193,879
    Block Drug Co., Inc.*.................................................................        6,023          217,581
    Buckeye Technology, Inc.*.............................................................       34,880          697,600
    Libbey, Inc...........................................................................       14,615          453,065
                                                                                                            ------------
                                                                                                               1,562,125
                                                                                                            ------------
  Tobacco & Related Products -- 0.41%
    Schweitzer-Maudit International, Inc..................................................        8,710          158,413
                                                                                                            ------------
      TOTAL CONSUMER STAPLES..............................................................                     2,922,221
                                                                                                            ------------
CONSUMER CYCLICALS -- 17.74%
  Entertainment -- 1.09%
    Primadonna Resorts, Inc.*.............................................................       50,000          362,500
    Royal Olympic Cruise Line*............................................................       15,900           57,638
                                                                                                            ------------
                                                                                                                 420,138
                                                                                                            ------------
  Furniture, Fixtures & Appliances -- 4.22%
    American Woodmark Corp................................................................       11,500          299,000
    Fedders Corp. (A Shares)..............................................................       38,540          178,248
    Furniture Brands International, Inc.*.................................................       20,100          432,150
    Holophane Corp.*......................................................................       14,100          300,506
    Pameco Corp.*.........................................................................       11,500          161,000
    Wolverine Tube, Inc.*.................................................................       12,175          257,958
                                                                                                            ------------
                                                                                                               1,628,862
                                                                                                            ------------
  Office Products -- 1.59%
    Day Runner, Inc.*.....................................................................       10,400          208,000
    United Stationers, Inc................................................................       15,400          408,100
                                                                                                            ------------
                                                                                                                 616,100
                                                                                                            ------------

                       See notes to financial statements.

1838 SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS -- CONTINUED                            OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                                                                               Value
                                                                                               Shares         (Note 2)
                                                                                              ---------     ------------
  Restaurants -- 1.41%
    O'Charley's, Inc......................................................................       23,600          283,200
    Rare Hospitality Intl, Inc.*..........................................................       21,900          262,800
                                                                                                            ------------
                                                                                                                 546,000
                                                                                                            ------------
  Retail Trade -- 9.43%
    Ames Department Stores, Inc.*.........................................................       15,900          292,163
    BJ's Wholesale Club, Inc..............................................................       19,000          682,813
    Bon-Ton Stores, Inc.*.................................................................       23,900          156,844
    Brylane, Inc..........................................................................       10,100          162,863
    Claire's Stores, Inc..................................................................       13,400          226,963
    Cole National Corp.*..................................................................       17,200          356,900
    Hastings Entertainment, Inc.*.........................................................       24,200          242,000
    Jan Bell Marketing, Inc.*.............................................................       59,000          283,938
    Ruddick Corp..........................................................................       35,035          680,993
    Zale Corp.............................................................................       23,475          556,064
                                                                                                            ------------
                                                                                                               3,641,541
                                                                                                            ------------
      TOTAL CONSUMER CYCLICALS............................................................                     6,852,641
                                                                                                            ------------
      TOTAL CONSUMER PRODUCTS.............................................................                     9,774,862
                                                                                                            ------------
ENERGY -- 1.67%
  Petroleum Services -- 1.67%
    Seacor Smit, Inc......................................................................       11,600          554,625
    Willbros Group, Inc.*.................................................................       13,200           87,450
                                                                                                            ------------
      TOTAL ENERGY........................................................................                       642,075
                                                                                                            ------------
FINANCE & INSURANCE -- 17.69%
  Commercial Finance -- 1.24%
    Heller Financial, Inc.................................................................       19,900          477,600
                                                                                                            ------------
  Insurance Providers & Services -- 11.84%
    Allmerica Financial Corp..............................................................        7,100          355,000
    ARM Financial Group, Inc.-Cl A........................................................       18,500          354,969
    CNA Surety Corp.......................................................................       22,000          309,375
    E.W. Blanch Holdings, Inc.............................................................       15,870          617,938
    Enhance Financial Services Group, Inc.................................................        6,380          156,709
    Everest Re Holdings, Inc..............................................................       15,525          534,642
    FPIC Insurance Group, Inc.*...........................................................       14,200          413,575
    Harleysville Group, Inc...............................................................       21,000          448,875
    HCC Insurance Holdings, Inc...........................................................       18,100          324,669

                       See notes to financial statements.

1838 SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS -- CONTINUED                            OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                                                                               Value
                                                                                               Shares         (Note 2)
                                                                                              ---------     ------------
  Insurance Providers & Services -- Continued
    Penn Treaty American Corp.*...........................................................        7,100          149,544
    Reliance Group Holdings, Inc..........................................................       25,000          348,438
    State Auto Financial Corp.............................................................       20,100          283,913
    Stirling Cooke Brown Holdings, Ltd....................................................       11,500          205,563
    Zenith National Insurance.............................................................        2,700           69,019
                                                                                                            ------------
                                                                                                               4,572,229
                                                                                                            ------------
  Real Estate Investment Trusts -- 3.03%
    Brandywine Reality Trust..............................................................       14,000          250,250
    Burnham Pacific Properties, Inc.......................................................       25,000          328,125
    Healthcare Reality Trust, Inc.........................................................       13,700          321,094
    Pacific Gulf Properties, Inc..........................................................       13,700          271,431
                                                                                                            ------------
                                                                                                               1,170,900
                                                                                                            ------------
  State & National Banks -- 1.58%
    Dime Community Bancorp, Inc...........................................................       20,100          481,144
    United Security Bancorporation*.......................................................        7,381          131,013
                                                                                                            ------------
                                                                                                                 612,157
                                                                                                            ------------
      TOTAL FINANCE & INSURANCE...........................................................                     6,832,886
                                                                                                            ------------
HEALTHCARE -- 7.47%
  Medical & Health Services -- 3.08%
    Genesis Health Ventures*..............................................................       22,500          303,750
    Mariner Post Acute Network, Inc.*.....................................................       30,784          178,932
    Sun Healthcare Group, Inc.*...........................................................       31,131          182,895
    Trigon Healthcare, Inc................................................................       14,000          525,000
                                                                                                            ------------
                                                                                                               1,190,577
                                                                                                            ------------
  Precision Instruments & Medical Supplies -- 4.39%
    Del Global Technologies Corp.*........................................................       35,100          329,063
    Haemonetics Corp.*....................................................................       28,200          608,063
    Marquette Medical Systems (A Shares)*.................................................       17,000          757,563
                                                                                                            ------------
                                                                                                               1,694,689
                                                                                                            ------------
      TOTAL HEALTHCARE....................................................................                     2,885,266
                                                                                                            ------------
TECHNOLOGY --10.36%
  Computer & Office Equipment -- .36%
    Kentek Information Systems, Inc.......................................................       24,400          140,300
                                                                                                            ------------
  Computer Services -- .87%
    Wall Data, Inc........................................................................       22,500          334,688
                                                                                                            ------------

                       See notes to financial statements.

1838 SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS -- CONTINUED                            OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                                                                               Value
                                                                                               Shares         (Note 2)
                                                                                              ---------     ------------
  Misc Electrical Equipment & Manufacturing -- 3.65%
    AVX Corp..............................................................................       38,200          678,050
    HMT Technology Corp.*.................................................................       25,500          219,938
    Oak Industries, Inc.*.................................................................       18,890          511,211
                                                                                                            ------------
                                                                                                               1,409,199
                                                                                                            ------------
  Semiconductors -- 1.75%
    Burr-Brown Corp.*.....................................................................       15,818          293,622
    Lattice Semiconductor*................................................................       11,300          384,200
                                                                                                            ------------
                                                                                                                 677,822
                                                                                                            ------------
  Software -- 2.56%
    GT Interactive Software Corp*.........................................................       38,900          265,006
    The Learning Co.*.....................................................................       28,000          722,750
                                                                                                            ------------
                                                                                                                 987,756
                                                                                                            ------------
  Wholesale Electronic Equipment & Computers -- 1.17%
    Marshall Industries*..................................................................       15,745          452,670
                                                                                                            ------------
      TOTAL TECHNOLOGY....................................................................                     4,002,435
                                                                                                            ------------
TRANSPORTATION -- 3.52%
    Rollins Truck Leasing Corp............................................................       53,550          622,519
    Indigo Aviation AB-SPON ADR*..........................................................       22,200          188,700
    Sea Containers, Ltd...................................................................       19,400          550,475
                                                                                                            ------------
      TOTAL TRANSPORTATION................................................................                     1,361,694
                                                                                                            ------------
TRANSPORTATION EQUIPMENT -- 3.00%
    Avondale Industries, Inc.*............................................................       17,600          458,700
    Coachmen Industries, Inc..............................................................       22,500          520,313
    Delco Remy International, Inc.*.......................................................       16,200          181,238
                                                                                                            ------------
      TOTAL TRANSPORTATION EQUIPMENT......................................................                     1,160,251
                                                                                                            ------------
      TOTAL COMMON STOCK (COST $37,378,985) -- 89.27%.....................................                    34,487,532
                                                                                                            ------------
SHORT-TERM INVESTMENTS -- 2.85%
    Corefund Elite Cash Fund (Cost $1,099,525)............................................    1,099,525        1,099,525
      TOTAL INVESTMENTS (COST $38,478,510)+ -- 92.12%.....................................                    35,587,057
                                                                                                            ------------
OTHER ASSETS AND LIABILITIES, NET -- 7.88%................................................                     3,045,843
                                                                                                            ------------
NET ASSETS -- 100.00%.....................................................................                  $ 38,632,900
                                                                                                            ============

* Non-income producing security.

+ The cost for federal income tax purposes was $38,482,179. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $3,071,559 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $5,966,681.

                       See notes to financial statements.

 1838 FIXED INCOME FUND

--------------------------------------------------------------------------------

TO THE SHAREHOLDER:

The third quarter 1998 witnessed a continued deterioration in the global economy as financial contagion spread from Asia to other emerging markets and culminated in a default by Russia on its local debt. While fixed income market participants were already reassessing the prospects for slower U.S. growth, the events in Russia served as a negative catalyst causing a wholesale re-pricing of risk in both bonds and stocks. Indeed, fear began to quickly grip the market with as much force as had been previously ascribed to the "irrational exuberance" registered several months earlier. The result was a flight to quality into treasuries and away from nearly every risk asset class. This flight to quality drove long treasury yields down 66 basis points during the third quarter to 4.71% -- an historic low. The powerful buying was concentrated in the safer and shorter maturity treasuries, which served to steepen the yield curve from 15 basis points to 70 basis points. The spiral of fear showed little signs of slowing as illiquidity entered the markets and several "hedge funds" became insolvent. This activity led the Federal Reserve to lower rates by 25 basis points in late September. This moderate decrease proved disappointing to the markets, leading to further financial deterioration. Continued declines led the Fed to "surprise" the market with an additional 25 basis point ease on October 15th. Finally convinced the Fed was at the ready to quell any further financial slow down, liquidity gradually returned to the market and long treasury yields began to increase above 5% as the flight to quality trade unwound. The result of third quarter volatility was a significant widening of spreads across all non-treasury sectors of the bond market to near 10-year highs. And despite the recent return of liquidity, bond spreads still remain significantly wider than where we ended the second quarter. The result was under performance versus the index for our fund, which was over weighted in corporate bonds during the quarter.

      [In the printed version of the document, a line graph appears which depicts the following plot points:]



                      1838 Fixed Income   Lehman Aggregate
9/2/97                     10000              10000
Oct-97                     10210              10460
Jan-98                     10490              10720
Apr-98                     10570              10840
Jul-98                     10720              10990
Oct-98                     10920              11250


* Past performance of the portfolio is not predictive of future performance. The 1838 Fixed Income Fund commenced operations on September 2, 1997.

1838 FIXED INCOME FUND

--------------------------------------------------------------------------------

Despite the recent bout of widening, and indeed because of it, we remain convinced that the opportunity for enhancing our performance by maintaining our position in "spread product" (corporates and agencies) is attractive. Spreads are at levels that appear to discount a recession as all but a certainty. With GDP at 3.9% for the third quarter, inflation and unemployment at low levels, an improving international backdrop and a Fed on an easing path we believe that a recession is avoidable and expect GDP growth to remain in solid positive territory in early 1999. Significant risks to our outlook, however, have led to a conservative repositioning of our corporate bond exposure with less emphasis on long dated issues and more exposure to shorter maturity corporates. In addition, we have added exposure to non-callable agencies offering attractive yield pick-ups versus treasuries with the highest of credit quality. Mortgage-backed securities remain under weighted to the index and the potential for high prepays argues for staying under weight to neutral for the immediate future. Our economic outlook argues for treasuries to remain in a 50 basis point trading range with a pivot point at 5% for the long bond yield. As such, the duration on the portfolio will remain at or near index levels. Portfolio exposures to the Index at October 30,1998 were as follows:

                                                                         1838
                                                                         Fixed            Lehman
                                                                        Income           Aggregate
                                                                         Fund              Index
                                                                       ---------       ------------
Corporate Bonds.................................................          28%                20%
Mortgage-Backed.................................................          24%                31%
Asset-Backed....................................................           0%                 1%
Agencies........................................................          10%                 7%
Treasuries......................................................          36%                41%

The total return for the 1838 Fixed Income Fund Year to Date through October, was 6.26% versus 7.74% for the Lehman Aggregate Index. Inception to Date (September, 1997), the Fund returned 9.24% versus the Index at 9.16%.

                                         Sincerely,

                                         /s/ Clifford D. Corso
                                         --------------------------------
                                         Clifford D. Corso
                                         Vice President & Portfolio Manager

1838 FIXED INCOME FUND
SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 1998
--------------------------------------------------------------------------------



                                                                                 Moody's/S&P     Principal        Value
                                                                                  Rating*          Amount        (Note 2)
                                                                                 ---------     ------------   -----------
CORPORATE BONDS -- 27.65%
  ELECTRIC UTILITIES -- 3.27%
    Korea Electric Power Co., 7.00%, 02/01/27...............................    Ba1/BB+        $2,000,000     $ 1,455,768
    Utilicorp United, Inc., 9.00%, 11/15/21.................................    Baa3/BBB          800,000         892,043
                                                                                                              -----------
                                                                                                                2,347,811
                                                                                                              -----------

  FINANCIAL -- 14.89%
    Associates Corp. of N.A., 6.50%, 10/15/02...............................    Aa3/AA-         1,800,000       1,852,900
    FBS Capital I, Capital Securities, 8.09%, 11/15/26......................    A1/BBB+           600,000         658,507
    Fleet Financial Group, 7.125%, 05/01/00.................................      A2/A          2,300,000       2,363,044
    Ford Motor Credit Global, 7.20%, 06/15/07...............................      A1/A          1,150,000       1,252,526
    Keycorp Institutional Capital - A, 7.826%, 12/01/26.....................     A1/BBB           900,000         928,709
    Lehman Brothers, 6.25%, 04/01/03........................................     Baa1/A         1,000,000         972,660
    Salomon, Inc., 6.75%, 02/15/03..........................................     Aa3/A          1,000,000       1,027,937
    Salomon, Inc., 6.75%, 08/15/03..........................................     Aa3/A            100,000         103,791
    Suntrust Banks Inc., 6.00%, 02/15/26....................................      A2/A          1,500,000       1,516,566
                                                                                                              -----------
                                                                                                               10,676,640
                                                                                                              -----------

  INDUSTRIAL & MISCELLANEOUS -- 6.59%
    Dell Computer Corp., 7.10%, 04/15/28....................................   Baa1/BBB+        1,300,000       1,275,539
    Harcourt General, Inc., 7.30%, 08/01/97.................................    Baa2/BBB        1,950,000       1,768,207
    Societe Generale (NY), 7.40%, 06/01/06..................................     A1/A+          1,600,000       1,681,010
                                                                                                              -----------
                                                                                                                4,724,756
                                                                                                              -----------

  TELEPHONE & COMMUNICATIONS -- 2.90%
    Worldcom Inc., 6.40%, 08/15/05..........................................   Baa2/BBB+        2,000,000       2,081,720
                                                                                                              -----------

      TOTAL CORPORATE BONDS (COST $19,865,659)...........................................................      19,830,927
                                                                                                              -----------

MORTGAGE BACKED SECURITIES -- 24.06%
    FHLMC Pool #G10557, 6.50%, 07/01/11.....................................     NR/NR          2,096,751       2,114,175
    FHLMC, Ser. T-008, Class A6, 7.00%, 01/15/19............................     NR/NR          1,000,000       1,020,850
    FHLMC Pool #C80342, 6.50%, 09/01/25.....................................     NR/NR          1,414,777       1,426,067
    FNMA Pool #250890, 7.00%, 04/01/04......................................     NR/NR          1,887,557       1,926,309
    FNMA Pool #303728, 6.00%, 01/01/11......................................     NR/NR          1,894,870       1,903,492
    GNMA Pool #780374, 7.50%, 12/15/23......................................     NR/NR          1,402,713       1,446,057
    GNMA Pool #2038, 8.50%, 07/20/25........................................     NR/NR            197,640         207,777
    GNMA Pool #780312, 6.00%, 01/15/26......................................     NR/NR          1,655,972       1,641,268
    GNMA Pool #417239, 7.00%, 02/15/26......................................     NR/NR          2,365,491       2,419,212
    GNMA Pool #448178, 6.50%, 03/15/28......................................     NR/NR            196,516         198,695
    GNMA Pool #462556, 6.50%, 03/15/28......................................     NR/NR          2,916,957       2,949,306
                                                                                                              -----------

      TOTAL MORTGAGE BACKED SECURITIES (COST $16,901,638)................................................      17,253,208
                                                                                                              -----------

                       See notes to financial statements.

1838 FIXED INCOME FUND
SCHEDULE OF INVESTMENTS -- CONTINUED                            OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                                               Moody's/S&P     Principal         Value
                                                                                 Rating*         Amount        (Note 2)
                                                                               -----------     ----------     -----------

U.S GOVERNMENT AGENCIES -- 10.08%
    FNMA 6.00%, 06/15/08....................................................     NR/NR          3,500,000       3,710,977
    Federal Home Loan 5.125%, 09/15/03......................................     NR/NR          3,500,000       3,522,810
                                                                                                              -----------

      TOTAL U.S. GOVERNMENT AGENCIES (COST $7,110,418)...................................................       7,233,787
                                                                                                              -----------

U.S TREASURY OBLIGATIONS -- 36.17%
    U.S. Treasury Notes, 5.625%, 10/31/99...................................     NR/NR          2,000,000       2,023,126
    U.S. Treasury Notes, 7.75%, 11/30/99....................................     NR/NR          5,200,000       5,380,378
    U.S. Treasury Notes, 5.500%, 04/15/00...................................     NR/NR          1,200,000       1,219,501
    U.S. Treasury Notes, 5.875%, 06/30/00...................................     NR/NR            200,000         204,938
    U.S. Treasury Notes, 5.625%, 11/30/00...................................     NR/NR          3,000,000       3,077,814
    U.S. Treasury Notes, 6.250%, 04/30/01...................................     NR/NR          2,600,000       2,717,003
    U.S. Treasury Notes, 6.625%, 06/30/01...................................     NR/NR          2,000,000       2,113,752
    U.S. Treasury Notes, 6.25%, 08/31/02....................................     NR/NR          1,300,000       1,384,094
    U.S. Treasury Notes, 5.875%, 11/15/05...................................     NR/NR          1,200,000       1,299,751
    U.S. Treasury Notes, 3.375%, 01/15/07...................................     NR/NR          1,600,000       1,572,501
    U.S. Treasury Notes, 5.625%, 05/15/08...................................     NR/NR          2,575,000       2,774,565
    U.S. Treasury Bonds, 7.875%, 02/15/21...................................     NR/NR          1,565,000       2,064,334
    U.S. Treasury Bonds, 6.25%, 08/15/23....................................     NR/NR            100,000         112,031
                                                                                                              -----------

      TOTAL U.S TREASURY OBLIGATIONS (COST $25,565,563)..................................................      25,943,788
                                                                                                              -----------

                                                                                                 Shares
                                                                                               ----------
SHORT TERM INVESTMENTS -- 0.71%
    Corefund Elite Cash Fund (Cost $510,084)................................                      510,084         510,084
                                                                                                              -----------
TOTAL INVESTMENTS (COST $69,954,362)+ -- 98.67%..........................................................     $70,771,794
                                                                                                              ===========
OTHER ASSETS AND LIABILITIES, NET -- 1.33%...............................................................         951,500
                                                                                                              -----------
NET ASSETS -- 100.00%....................................................................................     $71,723,294
                                                                                                              ===========

* Although certain securities are not rated (NR) by either Moody's or S&P, they have been determined to be of comparable quality to investment grade securities by the Portfolio Adviser. The Moody's/S&P rating for debt securities is not covered by the report of independent accountants.

+ The cost for federal income tax purposes was $69,954,362. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $1,267,567 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $450,135.

                       See notes to financial statements.

1838 INVESTMENT ADVISORS FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES                            OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                                            International     Small Cap     Fixed Income
                                                                             Equity Fund     Equity Fund        Fund
                                                                            --------------------------------------------
ASSETS:
Investments, at value (identified cost $49,490,009, $38,478,510, and
  $69,954,362 respectively) (Note 2).....................................    $54,763,827     $35,587,057    $ 70,771,794
Investments in foreign currency, at value (identified cost $2,997,062)...      3,056,699              --              --
Cash                                                                                  --           5,157              --
Receivables:
  Dividends and interest.................................................         92,253          33,133       1,124,953
  Foreign taxes recoverable..............................................         73,659              --              --
  Fund shares sold.......................................................      1,064,275       3,194,709          60,056
  Investment securities sold.............................................      1,413,082              --       2,165,204
Reimbursement due from adviser...........................................             --              --              93
Deferred organizational costs (Note 2)...................................         45,266              --              --
                                                                            --------------------------------------------
    Total assets.........................................................     60,509,061      38,820,056      74,122,100
                                                                            --------------------------------------------

LIABILITIES:
  Cash overdraft.........................................................        833,471              --              --
  Payable to custodian...................................................      1,022,192              --              --
  Due to adviser.........................................................         79,015          20,254              --
  Payable for fund shares purchased......................................          2,493              --           1,103
  Payable for investment securities purchased............................        651,552         123,119       2,367,767
  Accrued expenses (Note 4)..............................................         45,433          43,783          29,936
                                                                            --------------------------------------------
    Total liabilities....................................................      2,634,156         187,156       2,398,806
                                                                            --------------------------------------------

NET ASSETS...............................................................    $57,874,905     $38,632,900    $ 71,723,294
                                                                            ============================================

NET ASSETS CONSIST OF:
Common stock.............................................................    $     4,789     $     3,767    $      7,004
Additional capital paid - in.............................................     48,245,847      42,124,711      70,970,141
Accumulated realized gain (loss) on investments..........................      4,286,753        (604,125)        (71,283)
Net unrealized appreciation (depreciation) on:
  Investments............................................................      5,333,455      (2,891,453)        817,432
  Translation of assets and liabilities in foreign currencies............          4,061              --              --
                                                                            --------------------------------------------

NET ASSETS, for 4,789,497, 3,766,748, and 7,004,447 shares of beneficial
  interest outstanding, respectively.....................................    $57,874,905     $38,632,900    $ 71,723,294
                                                                            ============================================

Net Asset Value, offering and redemption price per share.................    $     12.08     $     10.26    $      10.24
                                                                            ============================================

                       See notes to financial statements.

1838 INVESTMENT ADVISORS FUNDS, INC.
STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                                             International     Small Cap     Fixed Income
                                                                              Equity Fund     Equity Fund        Fund
                                                                             --------------------------------------------
INVESTMENT INCOME:
  Interest................................................................    $    76,407     $    98,573     $3,614,814
  Dividends...............................................................        627,676         254,179             --
                                                                             --------------------------------------------
    Total Investment Income...............................................        704,083         352,752      3,614,814
                                                                             --------------------------------------------

EXPENSES:
Investment advisory fees (Note 4).........................................        427,140         273,360        284,698
Administration fee (Note 4)...............................................         50,511          33,520         41,717
Accounting fee (Note 4)...................................................         41,908          27,822         27,822
Custodian fees............................................................         49,246          21,108          6,085
Transfer agency fees......................................................         18,157          16,740         16,060
Directors' fees and expenses (Note 4).....................................         12,500          12,500         12,500
Audit fees................................................................         17,700          11,700         11,700
Legal fees................................................................         39,270           7,045         10,950
Registration fees.........................................................         13,735          12,264         29,456
Reports to shareholders...................................................         24,032          19,002         17,035
Amortization of organizational costs (Note 2).............................         25,853              --             --
Other.....................................................................        (71,093)        (33,551)        41,851
                                                                             --------------------------------------------
Total expenses before reimbursement.......................................        648,959         401,510        499,874
    Advisory fee waived (Note 4)..........................................             --              --        (72,827)
                                                                             --------------------------------------------
    Total expenses, net...................................................        648,959         401,510        427,047
                                                                             --------------------------------------------

  Net investment (income) loss............................................         55,124         (48,758)     3,187,767
                                                                             --------------------------------------------

REALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
  Net realized gain (loss) on:
    Investments...........................................................      4,316,341        (684,440)       (71,283)
    Foreign currency transactions.........................................     (1,100,539)             --             --
  Net unrealized appreciation (depreciation) during the period on:
    Investments...........................................................        370,237      (6,586,969)       526,819
    Translation of assets and liabilities in foreign currencies...........          1,691              --             --
                                                                             --------------------------------------------
  Net gain (loss) on investments and currency.............................      3,587,730      (7,271,409)       455,536
                                                                             --------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...........    $ 3,642,854     $(7,320,167)    $3,643,303
                                                                             ============================================



                       See notes to financial statements.

1838 INVESTMENT ADVISORS FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                            International     Small Cap     Fixed Income
                                                                             Equity Fund     Equity Fund       Fund**
                                                                            --------------------------------------------
FOR THE YEAR ENDED OCTOBER 31, 1998
INCREASE IN NET ASSETS
Operations:
  Net investment income (loss)...........................................    $    55,124     $   (48,758)   $  3,187,767
  Net realized gain (loss) on:
    Investments..........................................................      4,316,341        (684,440)        (71,283)
    Foreign currency transactions........................................     (1,100,539)             --              --
  Net unrealized appreciation (depreciation) during the period on:
    Investments..........................................................        370,237      (6,586,969)        526,819
    Translation of assets and liabilities in foreign currencies..........          1,691              --              --
                                                                            --------------------------------------------
Net increase (decrease) in net assets resulting from operations..........      3,642,854      (7,320,167)      3,643,303
                                                                            --------------------------------------------
  Distributions to shareholders from:
    Net investment income ($0.004, $0, and $0.592 per share,
      respectively)......................................................        (17,086)             --      (3,369,397)
    Return of capital ($0, $0, and $0.04 per share, respectively)........             --              --        (236,732)
    Net realized gain ($0.669, $0.948, and $0.021 per share,
      respectively)......................................................     (2,857,635)     (2,137,768)        (92,049)
                                                                            --------------------------------------------
Total Distributions......................................................     (2,874,721)     (2,137,768)     (3,698,178)
                                                                            --------------------------------------------
Increase in net assets from Fund share transactions (Note 5).............      6,061,174      19,168,298      39,241,000
                                                                            --------------------------------------------
Increase in net assets...................................................      6,829,307       9,710,363      39,186,125

NET ASSETS:
  Beginning of period....................................................     51,045,598      28,922,537      32,537,169
                                                                            --------------------------------------------
  End of period..........................................................    $57,874,905     $38,632,900    $ 71,723,294
                                                                            ============================================

FOR THE PERIOD ENDED OCTOBER 31, 1997
INCREASE IN NET ASSETS
Operations:
  Net investment income (loss)...........................................    $   136,987     $   (50,699)   $    181,298
  Net realized gain (loss) on:
    Investments..........................................................      3,183,377       2,095,990          92,381
    Foreign currency transactions........................................       (126,955)             --              --
  Net unrealized appreciation during the period on:
    Investments..........................................................      3,571,590       3,538,690         290,613
    Translation of assets and liabilites in foreign currencies...........          8,250              --              --
                                                                            --------------------------------------------
Net increase in net assets resulting from operations.....................      6,773,249       5,583,981         564,292
                                                                            --------------------------------------------
  Distributions to shareholders from:
    Net investment income ($0.04, $0, and $0 per share, respectively)....       (148,857)             --              --
    Net realized gain ($0, $0.09, and $0 per share, respectively)........             --         (67,511)             --
                                                                            --------------------------------------------
Total Distributions......................................................       (148,857)        (67,511)             --
                                                                            --------------------------------------------
Increase in net assets from Fund share transactions (Note 5).............      3,212,276      17,978,416      31,972,877
                                                                            --------------------------------------------
Increase in net assets...................................................      9,836,668      23,494,886      32,537,169

NET ASSETS:
  Beginning of period....................................................     41,208,930       5,427,651              --
                                                                            --------------------------------------------
  End of period..........................................................    $51,045,598     $28,922,537    $ 32,537,169
                                                                            ============================================

** The Fixed Income Fund commenced operations on September 2, 1997.

                     See notes to the financial statements

1838 INVESTMENT ADVISORS FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables include selected data for a share outstanding throughout each fiscal year or period and other performance information derived from financial statements. They should be read in conjunction with the financial statements and notes thereto.

INTERNATIONAL EQUITY FUND

                                                                           For the Fiscal Year or Period Ended October 31,
                                                                      ----------------------------------------------------------
                                                                       1998         1997         1996         1995+
                                                                      ----------------------------------------------------------

NET ASSET VALUE - BEGINNING OF YEAR................................   $ 11.99      $ 10.44      $  9.61      $ 10.00
                                                                      ----------------------------------------------------------
INVESTMENT OPERATIONS:
  Net investment income............................................      0.01         0.02         0.07         0.02
  Net realized and unrealized gain (loss) on investments and
    foreign currency transactions..................................      0.75         1.57         0.80        (0.41)
                                                                      ----------------------------------------------------------
      Total from investment operations.............................      0.76         1.59         0.87        (0.39)
                                                                      ----------------------------------------------------------
Distributions:
  From net investment income.......................................        --        (0.04)       (0.04)        0.00
  From net realized capital gain...................................     (0.67)          --           --         0.00
                                                                      ----------------------------------------------------------
      Total distributions..........................................     (0.67)       (0.04)       (0.04)        0.00
                                                                      ----------------------------------------------------------
NET ASSET VALUE - END OF YEAR......................................   $ 12.08      $ 11.99      $ 10.44      $  9.61
                                                                      ==========================================================

TOTAL RETURN.......................................................     6.90%       15.23%        9.11%      (3.90)%***
Ratios (to average net assets)/Supplemental Data:
    Expenses1......................................................     1.13%        1.25%        1.25%       1.25%*
    Net investment income..........................................     0.10%        0.28%        0.70%       1.02%*
Portfolio turnover rate............................................   166.77%       92.33%       59.11%      42.21%*
Net assets, end of period (in 000's)...............................   $57,875      $51,046      $41,209      $16,764

                       See notes to financial statements.

1838 INVESTMENT ADVISORS FUNDS, INC.
FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------

SMALL CAP EQUITY FUND

                                                                                              For the Fiscal Year or
                                                                                             Period Ended October 31,
                                                                                 ------------------------------------------------
                                                                                   1998          1997          1996+
                                                                                 ------------------------------------------------

NET ASSET VALUE - BEGINNING OF YEAR...........................................   $  13.08       $  9.57       $ 10.00
                                                                                 ------------------------------------------------
INVESTMENT OPERATIONS:
  Net investment loss.........................................................      (0.01)        (0.02)        (0.02)
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions.........................................      (1.86)         3.62         (0.41)
                                                                                 ------------------------------------------------
      Total from investment operations........................................      (1.87)         3.60         (0.43)
                                                                                 ------------------------------------------------
Distributions:
  From net investment income..................................................         --            --            --
  From net realized capital gains.............................................      (0.95)        (0.09)           --
                                                                                 ------------------------------------------------
      Total distributions.....................................................      (0.95)        (0.09)           --
                                                                                 ------------------------------------------------
NET ASSET VALUE - END OF YEAR.................................................   $  10.26       $ 13.08       $  9.57
                                                                                 ================================================

TOTAL RETURN..................................................................   (15.33)%        37.81%         4.30%***
Ratios (to average net assets)/Supplemental Data:
  Expenses(2)................................................................      1.10%         1.25%       1.25 %*
  Net investment loss.........................................................    (0.13)%       (0.27)%       (0.52)%*
Portfolio turnover rate.......................................................     42.64%        67.66%       94.38%*
Net assets, end of period (in 000's)..........................................   $ 38,633       $28,923       $ 5,428

                       See notes to financial statements.

1838 INVESTMENT ADVISORS FUNDS, INC.
FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------

FIXED INCOME FUND

                                                                                                      For the Fiscal Year or
                                                                                                     Period Ended October 31,
                                                                                                ----------------------------------
                                                                                                 1998          1997+
                                                                                                ----------------------------------
NET ASSET VALUE - BEGINNING OF YEAR..........................................................   $ 10.27       $  10.00
                                                                                                ----------------------------------
INVESTMENT OPERATIONS:
  Net investment income......................................................................      0.54           0.06
  Net realized and unrealized gain on investments and foreign currency transactions..........      0.08           0.21
                                                                                                ----------------------------------
      Total from investment operations.......................................................      0.62           0.27
                                                                                                ----------------------------------
Distributions:
  From net investment income.................................................................     (0.59)            --
  Return of capital..........................................................................     (0.04)            --
  From net realized capital gains............................................................     (0.02)            --
                                                                                                ----------------------------------
      Total distributions....................................................................     (0.65)          0.00
                                                                                                ----------------------------------
NET ASSET VALUE - END OF YEAR................................................................   $ 10.24       $  10.27
                                                                                                ==================================
TOTAL RETURN.................................................................................     6.26%          2.70%**
Ratios (to average net assets)/Supplemental Data:
  Expenses(3)................................................................................     0.75%         0.75%*
  Net investment income......................................................................     5.60%         5.83%*
Portfolio turnover rate......................................................................    92.65%        39.12%*
Net assets, end of period (in 000's).........................................................   $71,723       $ 32,537

*    Annualized.

**   Total return not annualized.

+ The International Equity Fund commenced operations on August 3, 1995. The Small Cap Equity Fund commenced operations on June 17, 1996. The Fixed Income Fund commenced operations on September 2, 1997.

1 Without waivers the annualized ratio of expenses to average daily net assets would have been 1.44%, 1.80% and 2.60% for the fiscal years ended October 31, 1997, 1996 and the period ended October 31, 1995, respectively.

2 Without waivers the annualized ratio of expenses to average daily net assets would have been 1.84% and 4.63% for the fiscal year ended October 31, 1997 and the period ended October 31, 1996, respectively.

3 Without waivers and reimbursements the annualized ratio of expenses to average daily net assets would have been 0.88% and 2.12% for the fiscal year ended October 31, 1998 and the period ended October 31, 1997, respectively.

                       See notes to financial statements.

1838 INVESTMENT ADVISORS FUNDS, INC.
NOTES TO THE FINANCIAL STATEMENTS                               OCTOBER 31, 1998
--------------------------------------------------------------------------------

   NOTE 1 -- DESCRIPTION OF THE FUNDS

   The 1838 Investment Advisors Funds (the "Trust"), a diversified, open-end management investment company, was established as a series of Delaware business trust on December 9, 1994, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust's Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest. The Trust has established three series: the 1838 International Equity Fund, the 1838 Small Cap Equity Fund and the 1838 Fixed Income Fund (each a "Fund" and collectively, the "Funds"). The investment objectives of each Fund are set forth below.

   The 1838 International Equity Fund (the "International Equity Fund"), the first of the series currently offered by the Trust, commenced operation on August 3, 1995. The Fund's investment objective is capital appreciation, with a secondary objective of income. The Fund seeks to achieve its objective by investing in a diversified portfolio of equity securities of issuers located in countries other than the United States.

   The 1838 Small Cap Equity Fund (the "Small Cap Equity Fund") commenced operations on June 17, 1996. The Fund's investment objective is long-term growth. The Fund seeks to achieve its objective by investing primarily in the common stock of domestic companies with relatively small market capitalization, those with a market value of $1 billion or less, which are believed to be undervalued and have good prospects for capital appreciation. The Fund will invest in small capitalization companies using a value approach.

   The 1838 Fixed Income Fund (the "Fixed Income Fund") commenced operations on September 2, 1997. The Fund's investment objective is maximum current income, with a secondary objective of growth. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 65% of its assets in a diversified portfolio of fixed income securities.

   NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

   Security Valuation. Each Fund's securities, except investments with remaining maturities of 60 days or less, are valued at the last quoted sales price on the security's principal exchange on that day. If there are no sales of the relevant security on such day, the security will be valued at the mean between the closing bid and asked price on that day, if any. Debt securities having a maturity of 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available and all other assets will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Board of Trustees.

   Federal Income Taxes. Each Fund is treated as a separate entity and intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

   Dividends and Capital Gain Distributions. Distributions of net investment income and net realized gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions for the International Equity Fund and differing cost basis for securities sold for the Small Cap Equity Fund, since certain securities were transferred to the Fund at its inception. These distributions by each Fund will be made annually in December. Additional distributions may be made by each Fund to the extent necessary.

1838 INVESTMENT ADVISORS FUNDS, INC.
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED                  OCTOBER 31, 1998
--------------------------------------------------------------------------------

   NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)
   Deferred Organizational Costs. Costs incurred by the International Equity Fund in connection with the initial registration and public offering of shares have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date that the Fund commenced operations.

   Foreign Currency Translations. The books and records of the International Equity Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

              (i) fair value of investment securities, assets and liabilities at the daily rates of exchange, and

              (ii) purchases and sales of investment securities, dividend and interest income and certain expenses as the rates of exchange prevailing on the respective dates of such transactions.

   The International Equity Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized gain (loss) on foreign currency transactions arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses at the end of the fiscal year arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in exchange rates.

   Forward Foreign Currency Exchange Contracts. In connection with portfolio purchases and sales of securities denominated in a foreign currency, the International Equity Fund may enter into forward foreign currency exchange contracts. Additionally, the International Equity Fund may enter into these contracts to hedge certain foreign currency assets. Foreign currency exchange contracts are recorded at fair value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Realized gains or losses arising from such transactions are included in net realized gain
   (loss) from foreign currency transactions. There are no forward foreign currency exchange contracts outstanding at October 31, 1998.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

   Other. Investment security transactions are accounted for on a trade date basis. The specific identification method is utilized for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

1838 INVESTMENT ADVISORS FUNDS, INC.
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED                  OCTOBER 31, 1998
--------------------------------------------------------------------------------

   NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES

   During the period ended October 31, 1998, purchases and sales of investment securities, other than U.S. government securities and short-term investments, were as follows:

                                                      International      Small Cap      Fixed Income
                                                       Equity Fund      Equity Fund         Fund
                                                      -------------     -----------     ------------
Purchases..........................................    $93,368,575      $28,980,894     $ 39,849,346
Sales..............................................     91,622,571       14,920,641       23,547,651

   Purchases of sales of U.S. Government securities, during the period ended October 31, 1998, were as follows:

                                                          International      Small Cap      Fixed Income
                                                           Equity Fund      Equity Fund         Fund
                                                          -------------     -----------     ------------
Purchases..............................................        $ 0              $ 0         $ 43,864,865
Sales..................................................          0                0           26,775,580

   NOTE 4 -- ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   The Trust, on behalf of each Fund, employs 1838 Investment Advisors, Inc. (the "Investment Advisor"), a Delaware corporation and registered investment adviser under the 1940 Act, to furnish investment advisory services to the Funds pursuant to an Investment Advisory Agreement with the Trust. The Investment Advisor supervises the investment of the assets of the Fund in accordance with each Fund's investment objective, policies and restrictions. Effective July 31, 1998, the Investment Advisor became a wholly-owned subsidiary of MBIA, Inc. The terms of the Investment Advisory Agreement have not changed.

   The Trust pays the Investment Advisor a monthly fee at the following annual rates of each Fund's average daily net assets: 0.75% for the International Equity Fund, 0.75% for the Small Cap Equity Fund and 0.50% for the Fixed Income Fund. The Investment Advisor has voluntarily agreed to waive its advisory fee or reimburse each Fund monthly to the extent that the total operating expenses will exceed the following annual rates of each Fund's average daily net assets: 1.25% for the International Equity Fund, 1.25% for the Small Cap Equity Fund and 0.75% for the Fixed Income Fund. This undertaking may be rescinded at any time in the future.

     The following table summarizes the advisory fees for the year ended October 31, 1998:


                                                              Gross         Advisory Fee         Net
                                                           Advisory Fee        Waiver        Advisory Fee
                                                           ------------     ------------     ------------
International Equity Fund...............................     $427,140         $    -0-         $427,140
Small Cap Equity Fund...................................      273,360              -0-          273,360
Fixed Income Fund.......................................      284,698           72,827          211,871

   Effective March 1, 1998, Declaration Service Company, Inc. ("DSC"), serves as Administrator to the Trust pursuant to an Administration Agreement with the Trust on behalf of each Fund. As Administrator, DSC is responsible for services such as financial reporting, compliance monitoring and corporate management. For the services provided, Declaration receives a monthly administration fee from the Trust at the annual rate of 0.15% of the average daily net assets of the Trust on the first $50 million; 0.10% of such assets in excess of $50 million to $100 million; 0.07% of such assets in excess of $100 million to $200 million; and 0.05% of such assets in excess of $200 million. Each series pays its pro-rata portion based upon total Trust assets. Such fees are subject to a minimum fee of $50,000 per year for one series and $15,000 minimum per year for each additional portfolio added to a series. For the period ended October 31, 1998, DSC's administration fees amounted to $50,511, $33,520 and $41,717, for the International Equity Fund, the Small Cap Equity Fund and the Fixed Income Fund,

1838 INVESTMENT ADVISORS FUNDS, INC.
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED                  OCTOBER 31, 1998
--------------------------------------------------------------------------------

   NOTE 4 -- ADVISORY FEE AND OTHER TRANSACTIONS WITH
   AFFILIATES -- (CONTINUED)
   respectively. At October 31, 1998, administration fees payable to DSC amounted to $1,667, $1,667, and $2,292, for the International Equity Fund, the Small Cap Equity Fund, and the Fixed Income Fund, respectively.

   Declaration Distributors, Inc. ("DDI") has been engaged pursuant to a Distribution Agreement with the Trust to assist in securing purchasers for shares of each Fund. DDI also directly or through its affiliates, provides investor support services. DDI receives no compensation for distribution of shares of the Funds, except for reimbursement of out-of-pocket expenses.

   DSC serves as Accounting Agent to the Funds. As Accounting Agent, DSC determines each Fund's net asset value per share and provides accounting services to the Funds pursuant to an Accounting Services Agreement with the Trust. At October 31, 1998, accounting service fees payable to DSC amounted to $2,083, $1,458, and $1,458 for the International Equity Fund, the Small Cap Equity Fund, and the Fixed Income Fund, respectively.

   DSC also serves as the Fund's Transfer Agent pursuant to a Transfer Agency Agreement with the Trust. For these services, DSC receives a monthly fee computed on the basis of the number of shareholder accounts that the Transfer Agent maintains for each Fund during the month, and is reimbursed for out-of-pocket expenses. At October 31, 1998, Transfer Agent fees payable to DSC amounted to $1,050, $690, and $1,260 for the International Equity Fund, the Small Cap Equity Fund, and the Fixed Income Fund, respectively.

   The Trustees of the Trust who are "interested persons" of the Trust, the Investment Advisor or its affiliates and all personnel of the Trust or the Investment Advisor performing services related to research, statistical and investment activities are paid by the Investment Advisor or its affiliates. There are no fees or expenses payable to the "non-interested" Trustees.

   NOTE 5 -- FUND SHARE TRANSACTIONS

   At October 31, 1998, there were an unlimited number of shares of beneficial interest with a $0.001 par value, authorized. The following table summarizes the activity in shares of each Fund:

   INTERNATIONAL EQUITY FUND

                                                              For the Fiscal Year           For the Fiscal Year
                                                            Ended October 31, 1998        Ended October 31, 1997
                                                           -------------------------     -------------------------
                                                            Shares         Amount         Shares         Amount
                                                           ---------     -----------     ---------     -----------
Shares sold.............................................     586,353     $ 7,038,369       891,866     $10,719,953
Shares issued to shareholders in reinvestment of
  distributions.........................................     234,719       2,586,605        12,343         133,064
Shares redeemed.........................................    (289,378)     (3,563,800)     (592,270)     (7,640,741)
                                                           ---------     -----------     ---------     -----------
Net increase............................................     531,694     $ 6,061,174       311,939     $ 3,212,276
                                                                         ===========                   ===========
Shares outstanding:
  Beginning of period...................................   4,257,803                     3,945,864
                                                           ---------                     ---------
  End of period.........................................   4,789,497                     4,257,803
                                                           =========                     =========

1838 INVESTMENT ADVISORS FUNDS, INC.
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED                  OCTOBER 31, 1998
--------------------------------------------------------------------------------

   NOTE 5 -- FUND SHARE TRANSACTIONS -- (CONTINUED)
   SMALL CAP EQUITY FUND

                                                              For the Fiscal Year           For the Fiscal Year
                                                            Ended October 31, 1998        Ended October 31, 1997
                                                           -------------------------     -------------------------
                                                            Shares         Amount         Shares         Amount
                                                           ---------     -----------     ---------     -----------
Shares sold.............................................   1,563,530     $19,341,335     1,708,267     $18,663,076
Shares issued to shareholders in reinvestment of
  distributions.........................................     167,292       1,995,798         6,771          67,511
Shares redeemed.........................................    (175,962)     (2,168,835)      (70,119)       (752,171)
                                                           ---------     -----------     ---------     -----------
Net increase............................................   1,554,860     $19,168,298     1,644,919     $17,978,416
                                                                         ===========                   ===========
Shares outstanding:
  Beginning of period...................................   2,211,888                       566,969
                                                           ---------                     ---------
  End of period.........................................   3,766,748                     2,211,888
                                                           =========                     =========

   FIXED INCOME FUND

                                                                                              For the Period
                                                                                             September 1, 1997
                                                                                             (Commencement of
                                                              For the Fiscal Year               Operations)
                                                            Ended October 31, 1998       Through October 31, 1997
                                                           -------------------------     -------------------------
                                                            Shares         Amount         Shares         Amount
                                                           ---------     -----------     ---------     -----------
Shares sold.............................................   4,099,344     $41,981,069     3,209,597     $32,384,250
Shares issued to shareholders in reinvestment of
  distributions.........................................     326,222       3,334,313             0               0
Shares redeemed.........................................    (590,184)     (6,074,382)      (40,532)       (411,373)
                                                           ---------     -----------     ---------     -----------
Net increase............................................   3,835,382     $39,241,000     3,169,065     $31,972,877
                                                                         ===========                   ===========
Shares outstanding:
  Beginning of period...................................   3,169,065                             0
                                                           ---------                     ---------
  End of period.........................................   7,004,447                     3,169,065
                                                           =========                     =========

   NOTE 6 -- CONCENTRATION OF RISKS

   The International Equity Fund invests in securities of foreign issuers in respective countries. These investments may involve certain considerations and risks not typically associated with investments in the U.S., as a result of, among other factors, the possibility of future political and economical developments and the level of government supervision and regulation of securities markets in the various countries.

   NOTE 7 -- CAPITAL LOSS CARRYOVERS

   At October 31, 1998, a capital loss carryover of $600,456 and $ 71,283, which expire on October 31, 2006 was available to offset possible future realized capital gains in the Small Cap Equity Fund and the Fixed Income Fund, respectively.

1838 INVESTMENT ADVISORS FUNDS, INC.
REPORT OF INDEPENDENT ACCOUNTANTS                               OCTOBER 31, 1998
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF THE 1838 INVESTMENT ADVISORS FUNDS

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of the 1838 International Equity Fund, the 1838 Small Cap Equity Fund and the 1838 Fixed Income Fund, each a series of the 1838 Investment Advisors Funds (the "Funds"), at October 31, 1998 and the results of its operations, changes in its net assets, and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Philadelphia, PA
December 14, 1998

1838 INVESTMENT ADVISORS FUNDS, INC.
SHAREHOLDER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

   The 1838 International Equity Fund paid distributions of $0.455 per share from net long-term capital gains during the fiscal year ended October 31, 1998. Pursuant to section 852 of the Internal Revenue Code, the 1838 International Equity Fund designated $1,943,000 as capital gain distributions for the fiscal year ended October 31, 1998.

   The 1838 Small Cap Equity Fund paid distributions of $0.226 per share from net long-term capital gains during the fiscal year ended October 31, 1998. Pursuant to section 852 of the Internal Revenue Code, the 1838 Small Cap Equity Fund designated $509,600 as capital gain distributions for the fiscal year ended October 31, 1998.

--------------------------------------------------------------------------------
                        I N V E S T M E N T A D V I S E R

                         1838 Investment Advisors, Inc.
                          Five Radnor Corporate Center
                                   Suite 320
                              100 Matsonford Road
                                Radnor, PA 19087


                             U N D E R W R I T E R
--------------------------------------------------------------------------------
                         Declaration Distributors, Inc.
                                 555 North Lane
                                   Suite 6160
                             Conshohocken, PA 19428


                     S H A R E H O L D E R S E R V I C E S
--------------------------------------------------------------------------------
                       Declaration Service Company, Inc.
                                 555 North Lane
                                   Suite 6160
                             Conshohocken, PA 19428


                              C U S T O D I A N S
--------------------------------------------------------------------------------
                             Bankers Trust Company
                                280 Park Avenue
                               New York, NY 10017
                             CoreStates Bank, N.A.
                               530 Walnut Street
                             Philadelphia, PA 19101


                            L E G A L C O U N S E L
--------------------------------------------------------------------------------
                              Pepper Hamilton LLP
                             3000 Two Logan Square
                           Eighteenth & Arch Streets
                             Philadelphia, PA 19103


                                A U D I T O R S
--------------------------------------------------------------------------------
                          Pricewaterhouse Coopers LLP
                            2400 Eleven Penn Center
                             Philadelphia, PA 19103






                                      1838
                           INVESTMENT ADVISORS FUNDS
                           -------------------------



                           INTERNATIONAL EQUITY FUND


                             SMALL CAP EQUITY FUND


                               FIXED INCOME FUND






                                 ANNUAL REPORT
                                OCTOBER 31, 1998

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